481 SA1 02/25

FRANKLIN FUND ALLOCATOR SERIES
SUPPLEMENT DATED FEBRUARY 5, 2025
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED MAY 1, 2024, OF
FRANKLIN GLOBAL ALLOCATION FUND (THE “FUND”)

Effective February 5, 2025, the Fund may invest in business development companies (BDCs) and the following is added to the section titled “Goal, Strategies and Risks - Glossary of Investments, Techniques, Strategies and Their Risks” in the Fund’s SAI:

Business development companies (BDCs). BDCs are a less common type of closed-end fund regulated under the 1940 Act. BDCs more closely resemble operating companies than closed-end investment companies and may use leverage. BDCs typically invest in small, developing, financially troubled, private companies or other companies that may have value that can be realized over time, often with managerial assistance. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements. Additionally, a BDC’s expenses are not direct expenses paid by Fund shareholders and are not used to calculate a fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies.

Please retain this supplement for future reference.